Filed pursuant to Rule 497(a)(1)
File No. 333-172191
Rule 482 ad
The Gabelli Global Multimedia Trust Inc.
One Corporate Center
Rye, NY 10580-1422
Tel. (914) 921-5070
Fax (914) 921-5118
www.gabelli.com
info@gabelli.com

For information:
Laurissa Martire
Carter Austin
(914) 921-5070

PRESS RELEASE

FOR IMMEDIATE RELEASE
Rye, New York	NYSE — GGT
April 25, 2011	CUSIP — 36239Q109
GABELLI GLOBAL MULTIMEDIA TRUST
RIGHTS OFFERING EXPIRES APRIL 26, 2011
     Rye, NY — The Gabelli Global Multimedia Trust Inc. (the “Fund”) (NYSE:GGT) transferable rights offering (the “Offer”) to the Fund’s shareholders of common stock will expire tomorrow, April 26, 2011, at 5:00 p.m. Eastern Time (the expiration date). Pursuant to the Offer, the Fund has issued one transferable right (a “Right”) for each share of common stock of the Fund to shareholders of record (record date shareholders) as of March 29, 2011.
     As previously announced, investment of the proceeds raised will be made in accordance with the Fund’s investment objectives and policies as appropriate new investment opportunities are identified.
SUMMARY OF THE TERMS OF THE OFFER
•	The Fund has issued one Right for each share of common stock of the Fund to shareholders of record as of March 29, 2011.
•	Three Rights entitle a shareholder to purchase one additional share of common stock at a price of $7.00 per share (the subscription price).
•	The over-subscription privilege permits all record date shareholders who have fully exercised their primary subscription Rights to subscribe, subject to certain limitations and a pro-rata allotment, for any additional shares of common stock not purchased pursuant to the primary subscription. Rights acquired in the secondary market may not participate in the over-subscription privilege. The Board of Directors has the right in its absolute discretion to eliminate the over-subscription privilege with respect to the primary over-subscription shares if it considers it to be in the best interest of the Fund to do so. The Board of Directors may make that determination at any time, without prior notice to Rights holders or others, up to and including the seventh day following the expiration date.

     Holders of Rights who wish to subscribe for additional shares of common stock should contact the information agent, Georgeson, at (866) 257-5415 or their broker for instructions with respect to exercising Rights to subscribe for additional shares of common stock. Holders of Rights who are unable or do not wish to exercise any or all of their Rights may instruct their broker to sell any unexercised Rights.
     Any new shares issued as a result of the Offer will not be record date shares for the Fund’s 2011 annual shareholder meeting scheduled to be held on May 16, 2011, which has a record date of March 21, 2011, and those shares will not be deemed outstanding for quorum purposes or be able to be voted at that meeting.
     The Gabelli Global Multimedia Trust Inc. is a non-diversified, closed-end management investment company with $167 million in total net assets whose primary investment objective is long-term growth of capital. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL), which is a publicly traded NYSE listed company.
     Holders of Rights are advised to carefully consider the investment objective, risks, charges and expenses of the Fund before exercising their Rights. The Prospectus contains this and other information about the Fund and should be read carefully by holders of Rights before exercising their Rights. You may request a copy of the Prospectus, request other information about us and make shareholder inquiries by calling (800) GABELLI (422-3554) or by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).